UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

TC BIOPHARM (HOLDINGS) PLC

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TC Biopharm (Holdings) plc

Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR

Registered Company No. SC713098

February 19, 2024

Dear Shareholder:

General Meeting of the Shareholders (‘Members’) of TC Biopharm (Holdings) plc (“General Meeting” or the the “GM”)

We are writing to provide details of a GM of TC Biopharm (Holdings) plc (the “Company”) to be held as a physical meeting at 2:00 p.m. UK time (9:00 am Eastern Time) on March 14, 2024 at Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1WR. The formal notice of a GM is set out in this document (the “Notice”) and contains the resolutions to be proposed and voted on at the GM (the “Resolutions”).

For the purposes of the GM under our current Articles of Association, a quorum will be present if two shareholders of the Company entitled to vote are present in person or by proxy at the General Meeting, However, we will require a quorum of at least 33 1⁄3 percent in number of the issued shares entitled to vote on the business to be transacted at the General Meeting to be present in person or by proxy, to comply with the Nasdaq Stock Market LLC (“Nasdaq”) rules applicable to us as a U.S. domestic registrant.

Further details on how shareholders of the Company can vote on the Resolutions to be proposed at the GM are set out in this document.

Holders of American Depositary Shares (‘ADSs’)

In order to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs, you or your bank, broker or nominee must have been registered as a holder of ADSs in the ADS register maintained by our depositary, The Bank of New York Mellon, on 5:00 p.m. Eastern Time on February 6, 2024 (the record date for ADS holders).

If you held ADSs through a bank, broker or nominee on February 6, 2024, the GM documentation, including the ADS voting instruction card, will be sent to your broker who should forward the materials to you. Please reach out to your broker to provide your voting instructions.

Please note that ADS voting instruction cards submitted by ADS holders must be received by The Bank of New York Mellon Corporation no later than 12:00 pm Eastern Standard Time on March 8, 2024.

ADS holders are the beneficial owners of the ordinary shares underlying their respective ADSs and therefore the Bank of New York Mellon (“BNYM”) (as the Company’s depositary) shall attend the GM (either in person or by proxy) in order to vote the underlying ordinary shares on behalf of the ADS holders in accordance with the ADS voting instructions cards received from ADS holders. Any ordinary shares which BNYM has authority to vote on behalf of holders of ADSs at the GM will be counted in determining if the Nasdaq quorum requirement referred to above has been satisfied.

One ADS represents 20 of our Ordinary Shares.

Recommendation

You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement. The Company’s Board of Directors considers that each of the Resolutions is in the best interests of the Company and its shareholders as a whole and that the passing of the Resolutions is likely to promote the success of the Company. Accordingly, the Company’s Board of Directors unanimously recommends that you vote in favor of the Resolutions.

Thank you for your ongoing support of TC Biopharm.

Yours sincerely,

Bryan Kobel

Chief Executive Officer

TC Biopharm (Holdings) plc
Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR
Registered Company No. SC713098

NOTICE OF A GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 14, 2024

NOTICE is hereby given that a general meeting of the Shareholders of TC Biopharm (Holdings) plc (the “General Meeting”), a public limited company incorporated under the laws of Scotland (referred to herein as the “Company,” “we,” “us” and “our”), will be held as a physical meeting on Thursday March 14, 2024 at 2pm UK time (9am Eastern Time) at Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR for transaction of the following business and to approve each of the following resolutions as Ordinary Resolutions:

Ordinary Resolution 1: THAT the chairman of the General Meeting be and is hereby authorized (in his/her sole discretion) to adjourn the General Meeting to a later date or dates (and on more than one occasion), if necessary, to permit further solicitation of proxies if, at the time of the General Meeting, there are insufficient persons present in person and/or by proxy at the General Meeting to pass Ordinary Resolution 2 in accordance with the quorum requirements of the Nasdaq Marketplace Rules;

Ordinary Resolution 2: THAT: Without prejudice to any existing authorities, the issuance of securities in one or more non-public offerings be approved in accordance with Nasdaq Marketplace Rule 5635(d).

The results of any polls taken on the resolutions at the General Meeting and any other information required by the U.K. Companies Act 2006 will be made available on our website (www.tcbiopharm.com) as soon as reasonably practicable following the General Meeting and for the required period thereafter.

BY ORDER OF THE BOARD /s/	Registered Office Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR, United Kingdom

Company Secretary

February 19, 2024

Notes for holders of Ordinary Shares

(a) Only those Members registered in the Register of Members of the Company at 2.00 p.m. London Time (9.00 a.m. Eastern Time) on March 12, 2024, will be entitled to attend and vote at the GM in respect of the number of ordinary shares registered in their name at the time. Changes to entries on the relevant register after that deadline will be disregarded in determining the rights of any person to attend and vote at the GM. Should the GM be adjourned to a time not more than 48 hours after the deadline, the same deadline will also apply for the purpose of determining the entitlement of members to attend and vote (and for the purpose of determining the number of votes they may cast) at the adjourned GM. Should the GM be adjourned for a longer period, then to be so entitled, members must be entered on the Register at the time which is 48 hours before the time fixed for the adjourned GM or, if the Company gives notice of the adjourned GM, at the time specified in the notice.

(b) Any Member may appoint a proxy to attend, speak and vote on his/her behalf. A Member may appoint more than one proxy in relation to the GM provided that each proxy is appointed to exercise the rights attached to a different share or shares of the member. A proxy need not be a Member but must attend the General Meeting in person. Proxy forms should be lodged with the Company at Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR, marked for the attention of the Company Secretary, not later than 2pm London time on March 12, 2024. Completion and return of the appropriate proxy form does not prevent a Member from attending and voting in person if he/she is entitled to do so and so wishes. The attached proxy statement explains proxy voting and the matters to be voted on in more detail. Please read the proxy statement carefully. For specific information regarding the voting of your Ordinary Shares, please refer to the proxy statement under the section entitled “Questions and Answers About Voting.”

(c) Any corporation which is a Member can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a Member provided that they do not do so in relation to the same shares.

(d) In the case of joint holders, the vote of the senior holder who tenders the vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register of members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.

(f) As of February 6, 2024 (the record date for ADS holders ), the Company’s issued ordinary share capital consisted of 48,530,088 ordinary shares, carrying one vote each.

(g) Except as set out in the notes to this Notice, any communication with the Company in relation to the GM, including in relation to proxies, should be sent to the with the Company at Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR, marked for the attention of the Company Secretary. No other means of communication will be accepted. In particular, you may not use any electronic address provided either in this notice or in any related documents to communicate with the Company for any purpose other than those expressly stated.

(h) Any Member attending the General Meeting has the right to ask questions. The Company must cause to be answered any such question relating to the business being dealt with at the meeting but no such answer need be given if: (i) to do so would interfere unduly with the preparation for the meeting or involve the disclosure of confidential information; (ii) the answer has already been given on a website in the form of an answer to a question; or (iii) it is undesirable in the interests of the Company or the good order of the meeting that the question is answered.

i

TC Biopharm (Holdings) plc

Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR

Registered Company No. SC713098

PROXY STATEMENT FOR A GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON MARCH 14, 2024

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

We have sent you this proxy statement and the enclosed form of proxy because the Board of Directors (the “Board” or “Board of Directors”) of TC Biopharm (Holdings) plc (referred to herein as the “Company”, “we”, “us” or “our”) is soliciting your proxy to vote at a general meeting of shareholders (referred to herein as the “Meeting” or the “GM”) to be held on March 14, 2024 at 2pm London time (9am Eastern Standard Time), at Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR.

●	This proxy statement summarizes information about the resolutions to be considered at the General Meeting and other information you may find useful in determining how to vote.

●	The form of proxy is the means by which any ordinary shareholders authorize another person to vote their shares in accordance with their instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be covered by us.

We are mailing the Notice of a GM, this proxy statement and the form of proxy to our ordinary shareholders of record as of February 16, 2024 (being the latest practicable date before the circulation of this document) for the first time on or about February 19, 2024. In this mailing, we are also including our annual report on Form 20-F for the year ended December 31, 2022 (“Annual Report on Form 20-F”). In addition, we have provided brokers, dealers, bankers, and their nominees, at our expense, with additional copies of our proxy materials and Annual Report on Form 20-F so that our record holders can supply these materials to the beneficial owners of our ordinary shares.

While this document is being sent to our ordinary shareholders of record, this document will also be sent to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs.

Important Notice Regarding the Availability of Proxy Materials

Our Notice of the GM, this proxy statement, the Annual Report on Form 20-F, and our form of proxy are available in the Investors section of our website at www.tcbiopharm.com.

QUESTIONS AND ANSWERS ABOUT VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed form of proxy because you are either (i) an ordinary shareholder of record or (ii) an ADS holder of record, and our Board of Directors is soliciting your proxy to vote at the General Meeting, including at any adjournments or postponements of the General Meeting.

Materials for ADS holders of record, including the voting instruction cards, will be mailed on or about February 20, 2024 to all ADS holders, including banks, brokers and nominees, who were registered as holders of ADSs in the ADS register at 4pm Eastern time on February 6, 2024 (the record date for ADS holders).

Who can vote at the Meeting?

Ordinary shareholders

Only ordinary shareholders of record registered in the register of members at 2pm London time and 9am Eastern time on March 12, 2024  will be entitled to attend and vote at the General Meeting.

As of February 6, 2024 (the record date for ADS holders ), the Company’s issued ordinary share capital consisted of 48,530,088 ordinary shares, carrying one vote each.

You are encouraged to appoint the Chair of the General Meeting as your proxy. If you appoint any person other than the Chair of the General Meeting as your proxy, that person may not be entitled to attend the General Meeting.

If you sell or transfer your ordinary shares in the Company on or prior to 2pm London time and 9am Eastern time on March 12, 2024, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact the Company Secretary  (Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR), to request a new form of proxy for its use.

Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent.

If, on March 12, 2024,  your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares, these proxy materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the General Meeting. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.

Holders of American Depositary Shares

You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs (one ADS represents 20 Ordinary Shares) if you or your brokerage firm, bank or nominee was registered as a holder of ADSs in the ADS register maintained by The Bank of New York Mellon Corporation (the depositary for the Company’s ADS program) as of February 6, 2024 (the record date for ADS holders).

If you held ADSs through a brokerage firm, bank or nominee on February 6, 2024, the materials for ADS holders, including the ADS voting instructions card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.

Please note that ADS voting instructions cards submitted by ADS holders must be received by The Bank of New York Mellon Corporation no later than 12:00 pm Eastern Standard Time on March 8, 2024.

The Bank of New York Mellon Corporation will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

What are the requirements to approve the resolutions?

You may cast your vote for or against the Resolution or abstain from voting your shares.

The Resolutions will be proposed as ordinary resolutions and under UK law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

What are the voting recommendations of our Board regarding the resolution?

The following table summarizes the items that will be brought for a vote of our shareholders at the General Meeting, along with the Board’s voting recommendations.

Resolution	Description of Resolution	Board’s Recommendation
1	Authorization of the chair (in his/her sole discretion) to adjourn the General Meeting to a later date or dates (and on more than one occasion), if necessary, to permit further solicitation of proxies if, at the time of the General Meeting, there are insufficient persons present in person and/or by proxy at the General Meeting to pass Ordinary Resolution 2 in accordance with the quorum requirements of the Nasdaq Marketplace Rules	FOR

2	Authorization to issue securities in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635(d)	FOR

What constitutes a quorum?

Under our current Articles of Association, a quorum will be present if two shareholders of the Company entitled to vote are present in person or represented by proxy at the General Meeting. In addition, in order to comply with the Nasdaq Stock Market LLC (“Nasdaq”) rules applicable to us as a U.S. domestic registrant, we will require a quorum persons present or by proxy at the meeting representing of at least 33 1⁄3 percent in number of the issued shares entitled to vote on the business to be transacted at the General Meeting.

ADS holders are the beneficial owners of the ordinary shares underlying their respective ADSs and therefore the Bank of New York Mellon Corporation (as the Company’s depositary) shall attend the General Meeting (either in person or by proxy) in order to vote the underlying ordinary shares on behalf of the ADS holders in accordance with the ADS voting instructions cards received from ADS holders.

If you are an ordinary shareholder of record, your shares will be counted towards the quorum only if you are present in person or represented by proxy at the Meeting. A member represented by a proxy at the Meeting will be counted towards the quorum requirement even where the proxy abstains from voting. If a form of proxy does not instruct the proxy how to vote, the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting, but the member represented by that proxy at the General Meeting will be counted towards the quorum requirement.

If there is no quorum under our current Articles of Association, the General Meeting will stand adjourned to such time, date and place as may be fixed by the chairperson of the Meeting (being not less than 10 clear days after the date of the original meeting). Under our current Articles of Association, if a quorum is not present at the adjourned meeting, one person entitled to vote on the business to be transacted, being a shareholder or a proxy for a shareholder or a duly authorised representative of a corporation which is a shareholder, shall be a quorum and any notice of an adjourned meeting shall state this. If such quorum is not present at the adjourned meeting within 15 minutes from the time appointed for holding the General Meeting (or such longer interval as the chairman in his/her absolute discretion thinks fit), the General Meeting shall be dissolved.

However, as described above, we will require a quorum of at least 33 1⁄3 percent in number of the issued shares entitled to vote on the business to be transacted if the General Meeting is reconvened, to comply with the Nasdaq rules applicable to us as a U.S. domestic registrant. Ordinary Resolution 1 gives the chair of the General Meeting the authority to adjourn the General Meeting in the event that this additional quorum requirement will not be satisfied to permit the solicitation of further proxies.

How do I vote my ADSs?

If you held ADSs through a brokerage firm, bank or nominee on February 6, 2024 , the materials for ADS holders, including the ADS voting instructions card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.

Please note that ADS voting instructions cards submitted by ADS holders must be received by The Bank of New York Mellon Corporation (as depositary for the Company’s ADS program) no later than 12:00 pm Eastern Standard Time on March 8, 2024.

The Bank of New York Mellon Corporation will collate all votes properly submitted by ADS holders and, provided they are received in time and in compliance with the ADS voting instructions, vote the ordinary shares underlying the ADSs as instructed by you in accordance with your ADS voting instructions card.

How do I vote my shares?

If you are an ordinary “shareholder of record”, you may appoint a proxy to vote on your behalf by completing and signing the form of proxy and returning it in the envelope provided. All proxies must be lodged with Company at Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR, marked for the attention of the Company Secretary by no later than 2pm London time on March 12, 2024.

You are encouraged to appoint the Chair of the General Meeting as your proxy. If you appoint any person other than the Chair of the General Meeting as your proxy, that person may not be entitled to attend the General Meeting. If you properly give instructions as to your proxy appointment by executing and returning a form of proxy and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.

How will my ADSs or my shares be voted if I do not specify how they should be voted?

For ADS holders, if you have not returned your ADS voting instructions card in compliance with the ADS voting instructions, or if you have failed to indicate how you would like your ADSs to be voted, the Bank of New York Mellon Corporation shall not vote or attempt to exercise the right to vote attaching to your deposited ordinary shares. The Bank of New York Mellon Corporation may only vote or attempt to exercise the right to vote attaching to your deposited shares in accordance with the ADS voting instructions card submitted by you.

For ordinary shareholders of record, if you sign and send your form of proxy but do not indicate how you want your shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain in relation to any business of the General Meeting.

Can I change my vote or revoke a proxy?

A registered holder of ordinary shares can revoke his or her proxy not less than 48 hours (not including non-business days) before the time fixed for the General Meeting in several ways by:

(1)	mailing a revised form of proxy dated later than the prior form of proxy; or

(2)	notifying the Company Secretary, in writing that you are revoking your proxy. Your revocation must be received at our registered office before the General Meeting to be effective.

A shareholder would also be able to revoke his or her proxy by voting in person at the General Meeting.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares or by your broker, bank or other nominee validly appointing you as proxy to attend at the General Meeting.

Who counts the votes?

Computershare has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can return your executed form of proxy to Computershare for tabulation (see instructions on the form of proxy). If you hold your ordinary shares through a broker, your broker will return the form of proxy to Computershare.

If you are a holder of record of ADSs, you can return your executed ADS voting instruction card to The Bank of New York Mellon Corporation for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the voting instruction card to The Bank of New York Mellon Corporation following your instruction. The Bank of New York Mellon Corporation will submit your votes to Computershare for tabulation.

How are votes counted?

Votes will be counted by Computershare, who will separately count “for” and “against” votes, and “votes withheld” or abstentions. A “vote withheld” or abstention will not be counted in the calculation of the votes “for” and “against” a resolution.

How many votes do I have?

On a show of hands, each ordinary shareholder of record present in person, and each duly authorized representative present in person of a shareholder that is a corporation, has one vote. On a show of hands, each proxy present in person who has been duly appointed by one or more shareholders has one vote, but a proxy has one vote for and one vote against a resolution if, in certain circumstances, the proxy is instructed by more than one shareholder to vote in different ways on a resolution. On a poll, each shareholder present in person or by proxy or, in the case of a corporation, by a duly authorized representative has one vote for each share held by the shareholder.

The holders of ADSs are entitled to twenty votes per ADS on all matters that are subject to shareholder vote. If you are an ADS holder and have submitted your ADS voting instructions card in time and in compliance with the ADS voting instructions, The Bank of New York Mellon Corporation will attend the General Meeting (either in person or by appointing a proxy) and vote the ordinary shares underlying your ADSs as directed by you in accordance with your ADS voting instructions card.

How do you solicit proxies?

At our discretion, we may engage a proxy solicitation firm to assist us with the solicitation process, for which we will bear the costs of any such engagement. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse The Bank of New York Mellon Corporation for their expenses in sending materials, including ADS voting instruction cards, to ADS holders of record.

What do I do if I receive more than one notice or form of proxy?

If you hold your ordinary shares or your ADSs in more than one account, you will receive a form of proxy or an ADS voting instruction card (as applicable) for each account. To ensure that all of your shares or ADSs are voted, please sign, date and return all proxy forms or ADS voting instruction cards (as applicable). Please be sure to vote all of your shares or ADSs.

What is Computershare’s role?

Computershare is our registrar and has been engaged to tabulate shareholder votes in connection with the General Meeting. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Computershare by telephone or by writing to Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZZ, United Kingdom.

What is Bank of New York Mellon’s role?

Bank of New York Mellon serves as our ADS depositary bank.

How can I find out the results of the voting at the General Meeting?

Voting results will be announced by the filing of a current report on Form 8-K with the Securities and Exchange Commission (the “SEC”) within four business days after the General Meeting. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available. The results of any polls taken on the resolutions at the General Meeting and any other information required by the U.K. Companies Act 2006 will be made available on our website (www.tcbiopharm.com).

Directions to Meeting

Directions to our Meeting, which is to be held at Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR, are available on our website.

PROPOSAL 1

AUTHORIZATION TO ADJOURN THE GENERAL MEETING IF NECESSARY OR APPROPRIATE

At the General Meeting, Ordinary Resolution 1 authorizes the chair of the meeting to adjourn the General Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if, at the time of the General Meeting, there are insufficient persons present in person or by proxy at the General Meeting to pass Ordinary Resolution 2 in accordance with the quorum requirements of the Nasdaq Marketplace Rules.

Alternatively, even if there are sufficient shares authorized to vote present or represented by proxy voting in favor of all the proposals, our Board of Directors may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the General Meeting to a later date and time. In that event, the Company will ask its stockholders to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the General Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the General Meeting will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned.

If we adjourn the General Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the stockholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal in a duly convened and quorate meeting of shareholders is required to approve the adjournment proposal.

Board Recommendation

The Board of Directors recommends a vote FOR the approval of the Adjournment Proposal.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian or other nominee holder cannot vote your shares for Proposal No. 1, unless you direct the holder how to vote, by marking your proxy card, or by following the instructions on the enclosed proxy card to vote on the Internet.

PROPOSAL 2

AUTHORIZATION TO ISSUE SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D)

Our ADSs are currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain shareholder approval prior to the issuance of Ordinary Shares or ADSs, in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Ordinary Shares and/or ADSs (and/or securities convertible into or exercisable for Ordinary Shares or ADSs) equal to 20% or more of the Ordinary Shares (including ADSs representing Ordinary Shares) outstanding immediately prior to entering into an agreement in connection with any such non-public offering, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the ADSs for the five trading days immediately preceding the signing of the binding agreement for the transaction.

Need to Raise Additional Capital

We currently need to raise additional capital to fund our operations, implement our business strategy and enhance our overall capitalization. While we have not yet determined the terms for any potential financing, we are currently in discussions with certain parties in connection with such potential financing. Because we may seek additional capital in non-public offerings that would result in the issuance of Ordinary Shares equal to or in excess of 20% of the number of issued Ordinary Shares immediately prior to entering into an agreement for such potential financing, and which would trigger the requirement to obtain shareholder approval, pursuant to Rule 5635(d), we are seeking shareholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop for us to raise such capital.

We hereby submit this Proposal to our shareholders for their approval of the potential issuance of Ordinary Shares or securities convertible into Ordinary Shares, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●	The aggregate number of ADSs issued and ADSs issuable, if any, upon conversion or exercise of the securities sold, including warrants, will not exceed 27 million, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions effected prior to the offerings, if any.
●	The consideration raised (net of costs, expenses, and commissions) will not exceed $4,000,000.
●	The maximum discount below the market price of our ADSs at the time of the issuance of the securities will be 20%, in recognition of historical volatility, making the pricing discount of our ADSs required by investors difficult to predict at this time.
●	Any such issuance will occur, if at all, on or before March 31, 2024, unless extended by up to 30 days in the sole discretion of the Board of Directors.
●	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its shareholders, as a whole, provided it is not inconsistent with the foregoing.

If this proposal is approved, we will not solicit further authorization from our stockholders prior to the issuance of any ordinary shares or ADSs authorized by this Proposal. If our stockholders do not approve this Proposal, we may not use shares of our Common Stock in excess of Rule 5635(d) 20% share limitation, unless and until stockholder approval of this Proposal, or a similar proposal that is in accordance with Rule 5635(d) and, if applicable, Rule 5635(b), is obtained.

Notwithstanding the foregoing, we will not sell securities to any officers, directors, or employees of the Company, or any consultants who perform services for the Company, in any such non-public capital-raising transactions or offerings, at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement, in connection with such capital-raising transactions or offerings or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of a binding agreement, in connection with such capital-raising transactions or offerings.

The issuance of ADSs, or other securities convertible into ADSs, in accordance with any of such non-public offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our ADSs. The stockholders do not have pre-emptive rights to subscribe to additional shares that may be issued by the Company to maintain their proportionate ownership of the ADSs.

The issuance of ADSs in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any potential financings. As a result, the level of potential dilution cannot be determined at this time. It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our ADSs. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations, or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the dollar amount of the non-public offerings (before costs, expenses, and commissions) will be no more than $4 million. If all or part of the offerings are completed, the net proceeds will be used to further our clinical trial program and for general corporate purposes. If we raise $4m we expect that the financing will provide adequate capital until May 2024. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

Why Approval is Needed

ADSs issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in any such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, and, therefore, it is likely that we will need to issue ADSs equal to or exceeding 20% of the number of shares of common stock outstanding immediately prior to entering into an agreement for such non-public offering, to be able to raise the capital we require. Accordingly, we seek your approval of this Proposal to satisfy the requirements of Rule 5635(d) in such event.

Effect of Failure to Obtain Stockholder Approval

If the Shareholders (including the holders of ADSs expressing their votes via Bank of New York Mellon) do not approve this Proposal at the General Meeting, we could be unable to obtain sufficient financing to fund our operations, implement our business strategy, enhance our overall capitalization and will likely have a material negative impact upon us as it will constrain our ability to meet our short-term liquidity requirements. As a result, we would need to seek alternative sources of financing, where stockholder approval is not required, in order to obtain the necessary funds. Any such alternative sources of financing may not be available to us or may not be available on commercially reasonable terms, which could be materially harmful to the Company and /or its shareholders and may destroy shareholder value.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal in a duly convened and quorate meeting of shareholders is required to approve the issuance of securities in accordance with Nasdaq Marketplace Rule 5635(d).

Board Recommendation

The Board of Directors recommends a vote FOR the approval of the Non-Public Offering Proposal.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian or other nominee holder cannot vote your shares for Proposal No. 2, unless you direct the holder how to vote, by marking your proxy card, or by following the instructions on the enclosed proxy card to vote on the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and related footnotes set forth information with respect to the beneficial ownership of our ordinary shares, as of February 6, 2024, by:

● each beneficial owner of 5% or more of our outstanding ordinary shares;

● each of our named executive officers and directors; and

● all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of ordinary shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of February 6, 2024 are considered outstanding. These ordinary shares, however, are not included in the computation of the percentage ownership of any other person. Applicable percentage ownership is based on 48,530,088 ordinary shares outstanding as of February 6, 2024 .

Except as otherwise indicated, all of the shares reflected in the table are ordinary shares and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

Unless otherwise noted below, each beneficial owner’s address is: c/o Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR, Scotland, United Kingdom.

	No. of Ordinary Shares Beneficially Owned	Percentage Owned
Holders of more than 5% of our voting securities:
Armistice Capital Master Fund Ltd (1)	5,330,000	9.90%
Directors and executive officers who are not 5% holders:
Bryan Kobel (2) (*)	2,102	0.00%
Martin Thorp (3) (*)	18,902	0.04%
Dr. Mark Bonyhadi (4) (*)	300	0.00%
James Culverwell (5) (*)	300	0.00%
Arlene Morris (6) (*)	300	0.00%
Edward Niemczyk (7) (*)	300	0.00%
All directors and officers as a group (8)	22,204	0.05%

(*) Indicates a director of TC BioPharm (Holdings) plc.

(1)	Consists of (i) 12,475,000 ordinary shares issuable upon exercise of Series D Warrants (ii) 35,000,000 ordinary shares issuable upon exercise of Series E Warrants and (iii) 37,648 ordinary shares issuable upon exercise of publicly traded warrants. The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be indirectly beneficially owned by: (i) Armistice Capital, LLC, or Armistice Capital, as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Armistice Capital and Steven Boyd disclaim beneficial ownership of the securities except to the extent of their respective pecuniary interests therein. Of the total number of shares identified above, 12,475,000 of them are issuable only upon the exercise of Series D Warrants, which are subject to a beneficial ownership limitation preventing the Master Fund from exercising any portion of the Series D Warrants if such exercise would result in the Master Fund owning greater than 4.99% of our outstanding shares following such exercise, 35,000,000 of them are issuable only upon the exercise of Series E Warrants, which are subject to a beneficial ownership limitation preventing the Master Fund from exercising any portion of the Series B Warrants if such exercise would result in the Master Fund owning greater than 4.99% of our outstanding shares following such exercise. The address of the Master Fund is c/o Armistice Capital, LLC, 510 Madison Ave, 7th Floor, New York, NY 10022.

(2)	Bryan Kobel beneficially owns 2,101 ordinary shares owned by TCB-AFOS I LLC over which Mr. Kobel has voting and dispositive authority as the manager, but as to which Mr. Kobel disclaims any other beneficial ownership interest as he is not a member of the LLC.

(3)	Consists of (a) Nil ordinary shares and (b) 18,900 ordinary shares issuable upon the exercise of share options that are exercisable within 60 days of the above date, but does not include 2,245 ordinary shares that may be acquired 60 days after the above date.

(4)	Consists of (a) Nil ordinary shares and (b) 300 ordinary shares issuable upon the exercise of share options that are exercisable within 60 days of the above date, but does not include 150 ordinary shares that may be acquired 60 days after the above date.

(5)	Consists of (a) Nil ordinary shares and (b) 300 ordinary shares that are issuable upon the exercise of share options exercisable within 60 days of the above date, but does not include 150 ordinary shares that may be acquired 60 days after the above date.

(6)	Consists of (a) Nil ordinary shares and (b) 300 ordinary shares that are issuable upon the exercise of share options exercisable within 60 days of the above date, but does not include 150 ordinary shares that may be acquired 60 days after the above date.

(7)	Consists of (a) Nil ordinary shares and (b) 300 ordinary shares that are issuable upon the exercise of share options exercisable within 60 days of the above date, but does not include 150 ordinary shares that may be acquired 60 days after the above date.

(8)	Consists of (a) 2,104 ordinary shares and (b) 20,100 ordinary shares that are issuable upon the exercise of share options exercisable within 60 days of the above date, but does not include 2,845 ordinary shares that may be acquired 60 days after the above date.

DELIVERY OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of our documents, including our proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any document to you upon written or oral request to Company at Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR, marked for the attention of the Company Secretary. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

EACH ADS HOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ADS VOTING INSTRUCTION CARD TO THE BANK OF NEW YORK MELLON CORPORATION, THE DEPOSITARY FOR THE ADSs.

EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY.

ADDITIONAL INFORMATION

Shareholders’ Rights to Call a General Meeting

Our shareholders have the right to call a meeting of our shareholders. The U.K. Companies Act 2006 generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The U.K. Companies Act 2006 prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the U.K. Companies Act 2006 and cannot be waived by our shareholders.

Shareholder Proposals for 2024 Annual General Meeting

Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our proxy statement for our 2024 annual general meeting of shareholders, shareholder proposals needed to have been received by the Company marked for the attention of the Company Secretary (Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR) no later than February 8, 2024, which is 120 calendar days before the anniversary of the date on which our proxy statement was released to shareholders in connection with the previous year’s annual general meeting. However, if the date of such annual general meeting is more than 30 calendar days from the date of the anniversary of the AGM, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials for the 2024 annual general meeting of shareholders.

If a shareholder wishes to present a proposal at an annual general meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, such shareholder proposal must be received by the Company at the Office of the Company Secretary (Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR) no later than 45 days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual general meeting (i.e. by 23 April, 2024). However, if the date of the annual general meeting is changed by more than 30 calendar days from the date of the anniversary of the prior year’s annual general meeting, the notice must be received by our Company Secretary within a reasonable time before we begin to print and send our proxy materials with respect to such annual general meeting. If a shareholder does not timely provide notice as described above, proxies solicited on behalf of our management for such annual general meeting will confer discretionary authority to vote with respect to any such matter, as permitted by the proxy rules of the SEC. Under section 338 of the U.K. Companies Act 2006, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company marked for the attention of the Company Secretary, (Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR) at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

Questions?

If you have any questions or need more information about the GM please write to us at:

Company Secretary
Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR

TC BIOPHARM (HOLDINGS) PLC

Form of Proxy for a General Meeting

This proxy is solicited by the Board of Directors

I/We,___________________________________________________________________________________________

(name in full in block capitals)

of______________________________________________________________________________________________

being a member/members of TC BioPharm (Holdings) plc (the “Company”) hereby appoint the Chair of the meeting (see note 1 below)

as my/our proxy to attend, speak and vote for me/us and on my/our behalf in relation to all ordinary shares of the Company that I/we am/are entitled to vote (unless otherwise specified in accordance with note 6 below) at a General Meeting of the Company to be held at the offices of the Company, Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR on March 14, 2024 at 2pm (London Time) and at any adjournment thereof, on the following resolutions as indicated by an ‘X’ in the appropriate box:

Resolution

Resolution 1: Authorization of the chairman (in his/her sole discretion) to adjourn the General Meeting to a later date or dates (and on more than one occasion), if necessary, to permit further solicitation of proxies if, at the time of the General Meeting, there are insufficient persons present in person and/or by proxy at the General Meeting to pass Ordinary Resolution 2 in accordance with the quorum requirements of the Nasdaq Marketplace Rules

Resolution 2: Authorization to issue securities in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635(d)

For	Against	Withheld

Signature	Dated	2024

Notes:

1.	You may if you wish strike out the words “Chair of the Meeting” and insert the name of some other person to act as your proxy in the space provided. All amendments to this form must be initialed. If you sign and return this form with no name inserted in the space the Chair of the Meeting will be deemed to be your proxy. A proxy need not be a member of the Company but must attend the Meeting in person. Where someone other than the Chair is appointed as a proxy the member appointing him/her is responsible for ensuring that they attend the Meeting and are aware of his/her voting intentions. If a member wishes his/her proxy to speak on his/her behalf at the Meeting, he/she will need to appoint someone other than the Chair and give his/her instructions directly to them.
2.	A member entitled to attend, speak and vote at the Meeting is entitled to appoint a proxy or proxies to exercise all or any of his/her rights to attend, speak and to vote at the Meeting instead of him/her. A proxy can only be appointed by following the procedure set out in these notes and the notes to the Notice of a General Meeting.
3.	Completion and return of a form of proxy will not preclude a member from attending, speaking and voting at the Meeting or any adjournment thereof in person. If a proxy is appointed and the member attends the Meeting in person the proxy appointment will automatically be terminated.
4.	To be valid this form of proxy must be completed and lodged with the Company marked for the attention of the Company Secretary (Maxim 1, 2 Parklands Way, Holytown, Motherwell, ML1 4WR) not later than 2pm London Time (9am Eastern Time) on March 12, 2024 and in the event of adjournment not less than 48 hours (excluding non-working days) before the time fixed for the Meeting together with, if appropriate, the power of attorney or other authority (if any) under which it is signed or a notarially certified or office copy of such power or authority. In the case of a member which is a company, the proxy form must be executed under its common seal or signed on its behalf by an officer of the company or an attorney for the company.
5.	In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder who tenders the vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register or members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.
6.	A member may appoint more than one proxy provided each proxy is appointed to exercise rights attached to different shares. A member may not appoint more than one proxy to exercise rights attached to any one share. To appoint more than one proxy, please sign and date the form of proxy and attach a schedule listing the names and addresses (in block letters) of all of your proxies, the number of shares in respect of which each proxy is appointed (which, in aggregate, should not exceed the number of shares held by you) and indicating how you wish each proxy to vote or abstain from voting. If you wish to appoint the Chair as one of your multiple proxies, simply write “the Chair of the Meeting”.
7.	If a member submits more than one valid proxy appointment, the appointment received last before the latest time for the receipt of proxies will take precedence.
8.

If you wish to revoke an appointment you make under this proxy form, you may do so by delivering a notice in writing, to arrive before the start of the general meeting (or any adjourned general meeting) to which it relates by electronic means to the electronic addresses specified in Note (4).

TC BIOPHARM (HOLDINGS) PLC

Form of Proxy for ADS Holders

24-5652 TC BioPharm (Holdings) plc VIF Proof 3

Ordinary General Meeting of TC Biopharm (Holdings) PLC

Date: March 14, 2024
See Voting Instruction On Reverse Side.

Please make your marks like this: ☒ Use pen only

The Board unanimously recommends holders to vote in favor of each of the Resolutions listed here.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please Sign Here ______________ Please Date Above ______________

Please Sign Here ______________ Please Date Above ______________

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Ordinary General Meeting of TC Biopharm (Holdings) PLC to be held on March 14, 2024 for Holders as of February 6, 2024

INTERNET

Go To
www.proxypush.com/TCBP
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

1-866-694-1495
- Use any touch-tone telephone.
- Have your Voting Instruction Form ready.
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Voting Instruction Form.
- Detach your Voting Instruction Form.
- Return your Voting Instruction Form in the postage-paid envelope provided.

All votes must be received by 12:00 p.m. Eastern Standard Time on March 8, 2024.

PROXY TABULATOR FOR
TC BIOPHARM (HOLDINGS) PLC
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Copyright © 2024 Mediant Communications Inc. All Rights Reserved

24-5652 TC BioPharm (Holdings) plc VIF.indd 1 2/9/2024 10:57:08 AM

24-5652 TC BioPharm (Holdings) plc VIF Proof 3

TC Biopharm (Holdings) PLC

Instructions to THE BANK OF NEW YORK MELLON, as Depositary
(Must be received prior to 12:00 p.m. Eastern Standard Time on March 8, 2024)

The undersigned registered owner of American Depositary Receipts ("Receipts") hereby requests and instructs The Bank of New York Mellon, as Depositary, through its Agent, to endeavor, in so far as practicable, to vote or cause to be voted the Deposited Securities represented by such Receipt(s) of TC Biopharm (Holdings) PLC, registered in the name on the reverse side on the books of the Depositary as of 5:00 p.m. Eastern Standard Time on February 6, 2024, at the Ordinary General Meeting of Ordinary Shareholders of TC Biopharm (Holdings) PLC to be held on March 14, 2024, in respect of the resolutions specified on the reverse hereof.

NOTES:

1. **Instructions as to voting on the specified resolutions should be indicated by an "X" in the appropriate box.**
2. **The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares of Deposited Securities other than in accordance with such instructions.**

To the Registered Holders of American Depositary Receipts of TC Biopharm (Holdings) PLC

The Ordinary Gerenal Meeting of TC Biopharm (Holdings) PLC will be held on Monday,March 14, 2024 at 2:00pm UK (BST).

TC Biopharm (Holdings) PLC would like to inform you that the Notice of General Meeting and Shareholder Letter are available online at www.tcbiopharm.com.

If you do not have access to the Internet and would like to obtain a hard copy of meeting material, please call toll free 1-800-555-2470, or write to:

Proxy Services Corporation
10 Drew Court - Suite #3
Ronkonkoma, NY 11779

If you wish to vote on-line or by phone, please follow the instructions listed on the other side of this voting card. If you wish to vote by using this voting card, please complete and return the duly marked and signed card in the envelope provided.

(Continued and to be marked, dated and signed, on the other side)

PROXY TABULATOR FOR
TC BIOPHARM (HOLDINGS) PLC
P.O. Box 8016
CARY, NC 27512-9903

24-5652 TC BioPharm (Holdings) plc VIF.indd 2 2/9/2024 10:57:08 AM